                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                  -----------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported):  May 29, 1998




                             EXECUSTAY CORPORATION
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)


                Maryland                                    000-22941                                  52-2042280
---------------------------------------      ---------------------------------------             ----------------------
      (State or other jurisdiction                  (Commission file number)                          (IRS employer
           of incorporation)                                                                       identification No.)





             7595 Rickenbacker Drive, Gaithersburg, Maryland 20879
             -----------------------------------------------------
                   (Address of principal executive offices)


Registrant's telephone number, including area code:          (301) 948-4888
                                                     --------------------------
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Item 2.  Acquisition or Disposition of Assets.

         On May 29, 1998, ExecuStay Corporation of America (the "Company"), a wholly-owned subsidiary of ExecuStay Corporation ("ExecuStay"), acquired Accommodations America 1998, Inc., a Texas corporation ("Accommodations"), pursuant to an Agreement and Plan of Merger dated April 24, 1998, between the Company, ExecuStay, Accommodations and Trammell Crow Residential Company, a Texas corporation, (the "Merger Agreement"), for $12,750,000 in cash (the "Cash Consideration") and 1,104,494 shares of common stock of ExecuStay (the "Stock Consideration"), 20% of which Cash Consideration and 20% of which Stock Consideration will be held in escrow for 120 days unless a portion of the escrowed Cash Consideration or Stock Consideration is used to offset amounts due to ExecuStay or the Company under the post-closing adjustment and indemnification provisions contained in the Merger Agreement. Pursuant to the Merger Agreement, each share of the issued and outstanding capital stock of Accommodations was converted into a combination of cash and common stock of ExecuStay. The purchase price was arrived at by arms-length negotiations between ExecuStay and Accommodations and ExecuStay financed the cash payments made pursuant to the Merger Agreement with cash on hand and cash borrowed from Crestar Bank under the Company's acquisition line of credit. Prior to the effective date of the merger, no affiliate of Accommodations was an affiliate of ExecuStay.

         As of May 29, 1998, Accommodations was merged with and into the Company and the separate existence of Accommodations ceased. Accommodations was a provider of interim housing for corporate clients and professionals. ExecuStay and the Company intend to continue such operations.

         A copy of the Merger Agreement is included as Exhibit 2.1 hereto.





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Item 7.  Financial Statements and Exhibits.

         (a)  Financial Statements of Business Acquired

         The required financial statements of Accommodations are not included in this Current Report on Form 8-K. These financial statements will be provided in an amendment to this Current Report on Form 8-K as soon as practicable, but not later than 60 days after the date upon which this Current Report on Form 8-K is required to be filed.

         (b)  Pro Forma Financial Information

         The required pro forma financial information relative to the acquisition of Accommodations is not included in this Current Report on Form 8-K. The pro forma financial information will be provided in an amendment to this Current Report on Form 8-K as soon as practicable, but not later than 60 days after the date upon which this Current Report on Form 8-K is required to be filed.

         (c)  Exhibits

Exhibit No.          Description
-----------          -----------
2.1                  Agreement and Plan of Merger by and between ExecuStay Corporation of America,
                     ExecuStay Corporation, Accommodations America 1998, Inc. and Trammell Crow
                     Residential Company, dated as of April 24, 1998.

                     The following schedules and exhibits to the Agreement and Plan of Merger have been omitted, and ExecuStay Corporation will file supplementally any such schedules or exhibits to the Commission upon request:

                     Schedules to Agreement and Plan of Merger
                     -----------------------------------------

                     Schedule 3.05              Required Consents
                     Schedule 3.07(a)           Company Shareholders
                     Schedule 3.07(b)           Agreements to Acquire Company Stock
                     Schedule 3.09              Undisclosed Liabilities
                     Schedule 3.11              Absence of Certain Developments
                     Schedule 3.12(a)(i)        Office and Warehouse Leases
                     Schedule 3.12(a)(ii)       Apartment Leases
                     Schedule 3.12(c)           Lien on Tangible Assets
                     Schedule 3.15              Material Contracts
                     Schedule 3.16              Intellectual Property
                     Schedule 3.17              Litigation
                     Schedule 3.18              Employees





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
                     Schedule 3.19              Employee Benefits Plans
                     Schedule 3.20              Insurance
                     Schedule 3.22              Customers and Suppliers
                     Schedule 3.26              Broker's Licenses


                     Exhibits to Agreement and Plan of Merger
                     ----------------------------------------
                     Exhibit A        List of Directors of Parent and Merger Subsidiary
                     Exhibit B        List of Officers of Parent and Merger Subsidiary
                     Exhibit C        Articles of Incorporation of Merger Subsidiary
                     Exhibit D        Representative of the Company Shareholders
                     Exhibit E        Form of Escrow Agreement
                     Exhibit F        List of Roll-Up Entities
                     Exhibit G        Form of Opinion of Counsel to the Company and Indemnifying Party
                     Exhibit H        List of Key Company Employees
                     Exhibit I        Form of Opinion of Counsel to Parent and Merger Subsidiary
                     Exhibit J        Form of Investor, Lock-up and Registration Rights Agreement
                     Exhibit K        Form of Employment Agreement
                     Exhibit L        Form of Non-Competition Agreement
                     Exhibit M        Form of Customer Referral Agreement
                     Exhibit N        List of Knowledge Designee with Duty to Consult
                     Exhibit O        List of other Knowledge Designees





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
                                 SIGNATURE PAGE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 12, 1998                               EXECUSTAY CORPORATION


                                                    /s/ Robert W. Zaugg
                                                    ----------------------------
                                                   Robert W. Zaugg
                                                   Chief Operating Officer and
                                                   Executive Vice President

                               INDEX TO EXHIBITS




Exhibit
Number                 Item

2.1 Agreement and Plan of Merger by and between ExecuStay Corporation of America, ExecuStay Corporation, Accommodations America 1998, Inc. and Trammell Crow Residential Company, dated as of April 24, 1998.